NOTES TO THE PRO FORMA CONDENSED
                      STATEMENTS OF EARNINGS OF THE COMPANY


a) Selling, general, and administrative expenses are reduced as a result of the sale of Clean Green Packing of Minnesota, Inc. These expenses include the intercompany interest on debt and management related expenses

b)  Sale of stock and associated assets:

     Stock Purchase 1/3/97:
       Cash                                                        200,000
       Liabilities Assumed by buyer                                586,970
                                                              -------------
     Selling Price                                                 786,970

     Book Value of Assets Disposed                                (920,725)
     Costs Associated with Disposal of Assets                      (79,564)
     Write off of Technology Rights                               (205,587)
                                                              -------------
                                                                (1,205,876)

     Loss On Sale                                                 (418,906)

     Restructuring  reflected in 10/31/96 10Q figures:
       Cash                                                        100,000
       Assumed Payable for Technology Rights                       134,322
                                                              -------------
                                                                   234,322

     Equity Interest in Starchtech, Inc.                           (69,200)
     Forgiveness of Note from Starchtech, Inc.                    (175,998)
     Deferred Revenue Adjustment                                    76,274
     U of M Technology Right Transfer                              (42,614)
                                                              -------------
                                                                  (211,538)

     Gain on Restructuring                                          22,784
                                                              =============